                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Jurika & Voyles Fund Group
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:
                               3381754; 811-8646
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     (3) Filing Party:
                       Jurika & Voyles Fund Group
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     (4) Date Filed:
                                 July 28, 2000
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Notes:

August 2000

Dear Shareholder:

  As we announced to you in July, our parent company has entered into an agreement to be acquired by CDC Asset Management, a leading French financial institution, as more fully described in the enclosed proxy statement. As a result, we are soliciting your vote for approval of one proposal described in the enclosed proxy statement. Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or following the instructions to vote via the Internet or touch-tone phone.

Q. What is the Proposal about?

  The sole proposal relates to the advisory agreement for each Fund. The laws governing mutual funds generally require that when an investment adviser or its parent company undergoes a change in ownership, the advisory agreement with each fund will terminate. In order for the Jurika & Voyles Fund Group to continue with Jurika & Voyles, L.P. as the investment adviser, shareholders must approve the new form of agreement. The proposed new agreement is substantially the same as the current agreement. Fees will not change, and no changes are planned to the portfolio managers of your Fund.

Q. How will the CDC transaction affect the Funds?

  The transaction will not affect the daily operations of the Funds or the investment management activities of Jurika & Voyles, L.P. Jurika & Voyles, L.P. and the Funds will continue to operate autonomously, but will be part of a larger organization with the resources of CDC Asset Management. We will continue to work to meet your expectations for consistent, competitive performance and high quality customer service. The Funds' investment objectives, strategies and portfolio managers are not expected to change as a result of the transaction.

  Separate Proxy Cards are enclosed for each Account you own.

  If you own shares in more than one account registered under the same social security number, we have enclosed a separate card for each account in each Fund. These are not duplicate cards; it is important to vote each account represented by the proxy cards enclosed.

  Remember--Your Vote Counts!

  Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have
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to re-solicit shareholders, which can be time consuming and may delay the meeting. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

  You can vote by mail, by fax, on the Internet, or by toll-free telephone.

  You may vote simply by returning the enclosed proxy card by mail or by fax. You may instead vote via the internet or with a toll-free call from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

  Thank you for your cooperation in voting on this important proposal. If you have questions, please call our service center representatives toll-free at
(800) 584-6878.

Sincerely,

Karl O. Mills
President
Jurika & Voyles Fund Group

Preliminary Proxy Materials

                          Jurika & Voyles Fund Group
                        1999 Harrison Street, Suite 700
                               Oakland, CA 94612

                        Jurika & Voyles Small-Cap Fund
                      Jurika & Voyles Value + Growth Fund
                         Jurika & Voyles Balanced Fund
                                 (the "Funds")

                   Notice of Special Meeting of Shareholders
                                October 9, 2000

  A Special Meeting of the shareholders of each Fund will be held at 1999 Harrison Street, Suite 700, Oakland, CA 94612 on October 9, 2000 at 9:00 a.m. for these purposes:

    1. To approve a new Investment Advisory Agreement with Jurika & Voyles, L.P. for each Fund.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

  Shareholders of record at the close of business on August 25, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Board of
                                               Trustees,

                                             Scott A. Jaggers,
                                             Secretary

August 25, 2000

 Please respond. Your vote is important. Please vote your shares on the internet or by telephone, or complete, sign, date and return the enclosed proxy card by mail or by fax, whether or not you plan to attend the meeting.

                                PROXY STATEMENT

                          Jurika & Voyles Fund Group
                        1999 Harrison Street, Suite 700
                               Oakland, CA 94612

                        Jurika & Voyles Small-Cap Fund
                      Jurika & Voyles Value + Growth Fund
                         Jurika & Voyles Balanced Fund
                                 (the "Funds")

  The Trustees of Jurika & Voyles Fund Group (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting"). The Meeting has been called to be held at 1999 Harrison Street, Suite 700, Oakland, CA 94612 on October 9, 2000 at 9:00 a.m. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record at the close of business on August 25, 2000 beginning on or about August 25, 2000.

  The only item of business that the Trustees expect will come before the Meeting is approval of a new Investment Advisory Agreement for each Fund (each Fund's "New Advisory Agreement") with Jurika & Voyles, L.P. (the "Adviser"). As explained below, the proposed New Advisory Agreement for each Fund is identical (except for its date) to the Investment Advisory Agreement currently in effect for that Fund (each Fund's "Current Advisory Agreement").

  The reason the Trustees are proposing the New Advisory Agreement for each Fund is that the Current Advisory Agreements will terminate when the Adviser's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM"). (A federal law, the Investment Company Act of 1940 (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership.) The Trustees have carefully considered the matter, and have concluded that it is appropriate to enter into the New Advisory Agreement for each Fund, so that the Adviser can continue to manage each Fund on the same terms as are now in effect, following the acquisition of Nvest by CDC AM.

  The acquisition of Nvest by CDC AM will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). These conditions include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unitholders of Nvest and Nvest, L.P. ("Nvest, L.P."), Nvest's advising general partner. Nvest currently expects that the acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be delayed. If the acquisition does not occur, the New Advisory Agreements would not be needed because the automatic termination of the Current Advisory Agreements would not occur.

  Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement unless the shareholders of that Fund vote to approve the New Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Advisory Agreements. No change in advisory fee rate is being proposed.

  Shareholders of each Fund will vote only with regard to the New Advisory Agreement for their own Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

  The Trustees recommend that the shareholders of each Fund vote to approve the New Advisory Agreement for their Fund.

 Description of the New Advisory Agreements

  The New Advisory Agreement for each Fund is identical to the Current Advisory Agreement for that Fund, except that the date of each New Advisory Agreement will be the date that CDC AM acquires Nvest. Appendix A to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements. Appendix B to this Proxy Statement contains the form of the Advisory Agreements. Each Current Advisory Agreement and each New Advisory Agreement matches the form in Appendix B, except for the names of the Funds, the dates of the Agreements and the fee rates. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the Agreements you should read Appendixes A and B.

  Each New Advisory Agreement essentially provides that the Adviser, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

  Each New Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the date CDC AM acquires Nvest). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the

Investment Company Act, of the Trust or the Adviser (these Trustees who are not "interested persons" are referred to below as the "Independent Trustees").

  Each New Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Adviser, or by the Adviser upon sixty days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the acquisition of Nvest by CDC
AM).

  Each New Advisory Agreement provides that the Adviser will not be liable to the relevant Fund or its shareholders, except for liability arising from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Basis for the Trustees' Recommendation

  The Trustees determined at a meeting held on June 30, 2000 to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund.

  In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

  . the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

  . the terms of the relevant advisory agreements (in this case, the New Advisory Agreements);

  . the scope and quality of the services that the Adviser has been providing to the Funds;

  . the investment performance of the Funds and of similar funds managed by other advisers;

  . the advisory fee rates payable to the Adviser by the Funds and by other funds and client accounts managed by the Adviser, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by the Adviser that have investment objectives similar to the Funds');

  . the Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Adviser (see "Certain Brokerage Matters" below for more information about these matters);

  . the total expense ratios of the Funds and of similar funds managed by other advisers; and

  . compensation payable by the Funds to affiliates of the Adviser for other services (see Appendix D to this Proxy Statement for more information about this compensation).

  In addition to reviewing these kinds of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Adviser and the Funds of the acquisition of Nvest by CDC AM. Among other things, the Trustees considered:

  . the stated intention of Nvest and CDC AM that the Adviser will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM and the Adviser that the acquisition not change the investment approach or process used by the Adviser in managing the Funds;

  . representations of senior executives of the Adviser and the portfolio managers of the Funds that they have no intention of terminating their employment with the Adviser as a result of CDC AM's acquisition of Nvest, and representations of the Adviser, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

  . certain actions taken by CDC AM, Nvest and the Adviser to help retain and incent key personnel of Nvest and the Adviser;

  . assurances from the Adviser that it has no plans, as a result of or in connection with CDC AM's acquisition of Nvest, to change or discontinue existing arrangements under which it waives fees or bears expenses of certain of the Funds;

  . the general reputation and the financial resources of CDC AM and its parent organizations; and

  . the fact that affiliates of the Adviser who currently provide transfer agency services to the Funds are willing to continue to do so following the acquisition, and that the compensation rates payable by the Funds for these services are not expected to change as a result of the acquisition.

  In addition, the Trustees considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Adviser's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No changes in the current composition of the Trustees are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund.

 Information About the Ownership of the Adviser and the CDC AM/Nvest
Transaction

  The Adviser is a limited partnership that has one general partner, Jurika & Voyles, Inc. (the "Adviser General Partner"). Christopher L. Bittman is the principal executive officer of the Adviser. Mr. Bittman's principal occupation is his position with the Adviser. The address of the Adviser, the Adviser General Partner and Mr. Bittman is 1999 Harrison Street, Suite 700, Oakland, CA 94612. The Adviser General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation,

MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Adviser, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Adviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest, including the price it will pay to those Fund trustees and officers who hold or have been granted options to acquire units (see below), could be reduced if a Fund's shareholders do not approve the New Advisory Agreement for their Fund. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Adviser and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by a Fund's shareholders of a New Advisory Agreement for their Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain trustees and officers of the Funds will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Advisory Agreements. If for some reason the transaction does not occur, the automatic termination of the Current Advisory Agreements will not occur, and the New Advisory Agreements will not be entered into, even if they have been approved by the Funds' shareholders.

  As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56 rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

  Various personnel of Nvest and of its affiliates, including the Adviser, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

  Certain Relationships and Interests of Trust Trustees and Officers. Karl O. Mills, a Trustee and officer of the Trust, and the following persons who are officers of the Trust, are also officers of the Adviser: Christopher L. Bittman and Scott A. Jaggers; Sherry A. Umberfield, a Trustee of the Trust, is an officer of Nvest (collectively, the "Adviser Affiliates"). Some of the Adviser Affiliates, including Mr. Mills and Ms. Umberfield, own partnership units in Nvest or Nvest, L.P. or have the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units an Adviser Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. Also, in connection with CDC AM's acquisition of Nvest, CDC AM will establish a retention program under which certain Adviser Affiliates, including Mr. Mills and Ms. Umberfield, may receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Adviser Affiliate must remain employed by the Adviser and must agree to refrain from competing with the Adviser and soliciting clients of the Adviser.

  Certain Brokerage Matters. In their consideration of the New Advisory Agreement, the Trustees took account of the Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Adviser. The Adviser has informed the Trustees that it does not expect to change these practices as a result of CDC AM's acquisition of Nvest nor does the Adviser expect to use the services of any broker or dealer affiliated with Nvest or CDC AM.

 Other Information

  Principal Underwriter's and Administrator's Address. The address of the Funds' principal underwriter, First Fund Distributors, Inc., and the Funds' administrator, Investment Company Administration, L.L.C., is 4455 East Camelback Road, Suite 261E, Phoenix, AZ 85018.

  Fund Annual and Semi-Annual Reports. The Funds have previously sent their Annual Report for the year ended June 30, 1999 and their Semi-Annual Report for the six months ended December 31, 1999 to their shareholders. You can obtain a copy of these Reports without charge by writing to Jurika & Voyles Fund Group, P.O. Box 9291 Boston, MA 02205-8562 or by calling (800) 584-6878.

  Outstanding Shares and Significant Shareholders. Appendix E to this Proxy Statement lists for each Fund the total number of shares outstanding as of June 30, 2000 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds.

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the

Funds or by employees or agents of the Adviser or of Nvest and its affiliated companies. In addition, D. F. King & Co., Inc. has been engaged to assist in
the solicitation of proxies, at an estimated cost of $   .

  Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Adviser, Nvest or CDC AM. None of these costs will be borne by the Funds.

  Voting and Tabulation of Proxies. You may vote by any one of the following three methods: (1) by mailing or faxing the enclosed proxy card, (2) through the use of the internet, or (3) by telephone. Shares represented by duly executed proxies will be voted as instructed on the proxy. If you mail or fax the enclosed proxy, and no choice is indicated, the proxy will be voted in favor of the new Advisory Agreement. Votes made through the use of the internet or by telephone must have an indicated choice to be accepted. At any time before it has been voted, you may revoke your proxy in any of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy by any of the voting methods described above, or (iii) by attending the Meeting and voting in person.

  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). 40% of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

  Required Vote. For each Fund, the vote required to approve the New Advisory Agreement is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Funds.

  Adjournments; Other Business. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Advisory Agreement. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement.

  The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

  Shareholder Proposals at Future Meetings. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A

                                               Description
                                                of Trustee
                                                  Action
                                                Regarding
                                                 Current
                                                 Advisory          Date of Last
                                                Agreement           Submission
                                                  Since        of Current Advisory
                                   Date of      Beginning         Agreement for
                         Advisory  Current      of Fund's      Shareholder Approval
                         Fee Rate Advisory     Last Fiscal        and Reason for
Name of Fund             Schedule Agreement        Year             Submission
------------             -------- --------- ------------------ --------------------
Jurika & Voyles            1.00%  1/1/1997  one-year renewal   December 5, 1996
Small-Cap Fund                              approved 11/3/1999 (acquisition of
                                                               Adviser by Nvest)

Jurika & Voyles Value +    0.85%  1/1/1997  one-year renewal   December 5, 1996
Growth Fund                                 approved 11/3/1999 (acquisition of
                                                               Adviser by Nvest)

Jurika & Voyles            0.70%  1/1/1997  one-year renewal   December 5, 1996
Balanced Fund                               approved 11/3/1999 (acquisition of
                                                               Adviser by Nvest)

                                                                     Appendix B

                    Form of Investment Advisory Agreements

  THIS INVESTMENT MANAGEMENT AGREEMENT made as of the  day of     , 2000, by
and between JURIKA & VOYLES FUND GROUP, a Delaware business trust (hereinafter called the "Trust"), on behalf of each series of the Trust listed in Appendix A hereto, as such may be amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and JURIKA & VOYLES, L.P., a Delaware limited partnership (hereinafter called the "Manager").

                                  WITNESSETH:

  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

  WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services;

  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

  1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

  2. Duties of Manager.

    (a) General Duties. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trust's Board of Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide administrative or distribution related services to the Funds; and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request.

    (b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

  It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

    (c) Administrative Services. The Manager shall oversee the administration of the Funds' business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

  3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

  4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

  5. Manager's Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust's Board of Trustees may desire and reasonably request.

  6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

  7. Expenses.

    (a) With respect to the operation of each Fund, the Manager is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund's responsibility under Subparagraph 7(b) below), (ii) to the extent not payable by a Fund directly or through a Rule 12b-1 distribution plan, the expenses of printing and distributing the Funds' prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

    (b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund's Shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

    (c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager's actual costs for providing such services.

  8. Investment Advisory and Management Fee.

    (a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee as set forth in the Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Trust and the Manager.

    (b) The management fee shall be accrued daily by each Fund and be paid monthly, in arrears, to the Manager on the first business day of the calendar month immediately following the calendar month of accrual.

    (c) The initial fee under this Agreement shall be payable on the first business day of the calendar month immediately following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated on a day that is not the last day of a calendar month, the fee to the Manager shall be prorated for the portion of that calendar month, according to the proportion which the actual number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within ten (10) days after the effective date of termination of this Agreement.

    (d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld from the Manager pursuant to this paragraph shall be reimbursed by the appropriate Fund to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the next succeeding fiscal year, second succeeding fiscal year or third succeeding fiscal year, as applicable, do not exceed the applicable state limitation or any more restrictive limitation to which the Manager has agreed.

    (e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

  9. Fund Share Activities of Manager's Officers and Employees. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

  10. Conflicts with Trust's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

  11. Manager's Liabilities.

    (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

    (b) The Funds shall indemnify and hold harmless the Manager and the shareholders, directors, officers and employees of the Manager (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

    (c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

  12. Non-Exclusivity. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

  13. Term. This Agreement shall become effective with respect to each Fund upon the latter of the requisite approval of shareholders of the Fund and the closing of the transaction causing the termination of the investment management agreement with the Fund immediately preceding this Agreement and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

  14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to a Fund.

  15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

  16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

  17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

  18. Definitions. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

  19. Notice of Declaration of Trust. The Manager agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds, nor from any Fund to satisfy the obligations of any other Fund.

  20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

JURIKA & VOYLES FUND GROUP                JURIKA & VOYLES, L.P.

By: _________________________________     By: _________________________________


Title: ______________________________     Title: ______________________________

                                                                     Appendix C

               Certain Other Mutual Funds Advised by the Adviser

  The Adviser acts as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

Jurika & Voyles Value + Growth Fund

                                                               Adviser's
Other Fund(s) with               Net Assets of Other    Fee   Relationship
Similar Objectives              Funds at June 30, 2000 Rate     to Fund
------------------              ---------------------- -----  ------------
Travelers Series Trust, Jurika       $10,405,313       0.375% Sub-Adviser
  & Voyles Core Equity
  Portfolio

                                                                      Appendix D

                                                                                  Brokerage   Percentage
                                              Transfer              Distribution Commissions   of Fund's
                                             Agency and   Fees for      and       on Fund's      Total
                                             Shareholder Legal and  Shareholder   Portfolio    Brokerage
                                              Servicing  Accounting  Servicing   Transactions Commissions
                     Advisory Administrative  Fees Paid   Services  (12b-1) Fees   Paid to      Paid to
                     Fee Paid  Fees Paid to      to       Paid to     Paid to     Adviser's    Adviser's
                        to      Adviser's     Adviser's  Adviser's   Adviser's    Brokerage    Brokerage
   Name of Fund      Adviser    Affiliates   Affiliates  Affiliates  Affiliates   Affiliates  Affiliates
   ------------      -------- -------------- ----------- ---------- ------------ ------------ -----------
Jurika & Voyles
Small-Cap Fund       $230,081      $ 0         $60,079      $ 0         $ 0          $ 0          $ 0

Jurika & Voyles
Value + Growth Fund   121,646        0          45,031        0           0            0            0

Jurika & Voyles
Balanced Fund         161,880        0          28,621        0           0            0            0

All figures are for the fiscal year ended June 30, 2000, and are unaudited.

                                                                     Appendix E

Shares Outstanding and Entitled to Vote

  For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of June 30, 2000 was as follows:

                                                                     Number of
                                                                     Shares of
Name of Fund                                                           Class
------------                                                       -------------
Jurika & Voyles Small-Cap Fund.................................... 1,827,691.847
Jurika & Voyles Value + Growth Fund............................... 1,744,688.835
Jurika & Voyles Balanced Fund..................................... 2,626,432.962

Ownership of Shares

  As of June 30, 2000, the following persons owned of record or beneficially 5% more of the noted class of shares of the noted Fund:

                                                         Shares    Percentage of
                                                      Beneficially  Outstanding
Shareholder Identification                               Owned     Shares Owned
--------------------------                            ------------ -------------
Jurika & Voyles Small-Cap Fund
Charles Schwab & Co. FBO its customers* ** .......... 566,756.934      31.0%
101 Montgomery Street, San Francisco, CA 94104

US Bank NA as custodian**............................ 303,394.975      16.6%
NSP Retirement Savings Trust
PO Box 70870, Saint Paul, MN 55170

Prudential Securities FBO its customers** ........... 165,382.755       9.0%
1 New York Plaza, New York, NY 10004

Trustees and Officers, as a group....................  34,525.936       1.9%

Jurika & Voyles Value + Growth Fund
Vanguard Fiduciary Trust Co. FBO* **................. 994,906.215      57.0%
Memorial Health Services Plan
PO Box 2600, Valley Forge, PA 19482

Charles Schwab & Co. FBO its customers** ............ 274,402.736      15.7%
101 Montgomery Street, San Francisco, CA 94104

Jurika & Voyles Balanced Fund
Charles Schwab & Co. FBO its customers* ** .......... 748,932.769      28.5%
101 Montgomery Street, San Francisco, CA 94104

Eva Benson Buck Charitable Lead Trust C ............. 146,403.194       5.6%
c/o Heller Ehrman White & McAuliffe
425 California Street, San Francisco, CA 94104

  As of June 30, 2000, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of Jurika & Voyles Value + Growth Fund, Jurika & Voyles Balanced Fund and the Trust as a whole.
-----------
 * Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.
**  Shares are believed to be held only as nominee.

                         PLEASE VOTE YOUR PROXY TODAY

       Prompt response will save the expense of additional solicitations


CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.

1.  VOTE BY MAIL:   Sign and date your proxy card and return it in the enclosed
    ------------
    postage paid envelope.
    NOTE:  Your proxy is not valid unless it is signed.
           -------------------------------------------

2.  VOTE BY TOUCH-TONE PHONE:  Dial __________, enter the CONTROL NUMBER printed
    ------------------------
    on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS
                                                                 -----------
    TOLL-FREE.  If you received more than one proxy card, you can vote each
    ---------
    card during the call.  Each card has a different control number.

3.  VOTE VIA THE INTERNET:  Log on to ______________, enter your CONTROL NUMBER
    ---------------------
    and following the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

4.  VOTE VIA FAX:  Sign and date your proxy card and fax BOTH THE FRONT AND THE
    ------------                                         ----------------------
    BACK to _____________.
    ----

                     IF YOU VOTE BY PHONE, FAX OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.


                              VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE ______________
                         OR LOG ON TO ________________


           Please fold and detach card at perforation before mailing

                                        PROXY SOLICITED BY THE BOARD OF TRUSTEES
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 9, 2000



The undersigned hereby appoints Karl Mills and Scott Jaggers and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Jurika & Voyles Fund Group (the "Trust"), on October 9, 2000 at 9:00 a.m. Pacific time, and any adjournments thereof, all of the shares of each Fund of the Trust that the undersigned would be entitled to vote if personally present.

                                   NOTE:  Please sign exactly as your name
                                   appears on  this proxy card.  All joint
                                   owners should sign.  When signing as
                                   executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                   ---------------------------------------------



                                   ---------------------------------------------

                                    Signature(s) (if held jointly)

                                    --------------------------------------------
                                    Date

           Please fold and detach card at perforation before mailing

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the Proposal.

              Please vote by filing in the appropriate box below.


                                               FOR    AGAINST  ABSTAIN
1.  Approval of a new Investment
 Management Agreement between the              [_]      [_]      [_]
 Trust and Jurika & Voyles, L.P. (see
 pages ___ in the proxy statement).